SCHEDULE 14A
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant                    [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-12

                           Forest Laboratories, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Carl C. Icahn
                            Dr. Alexander J. Denner
                              Dr. Richard Mulligan
                          Professor Lucian A. Bebchuk
                                Dr. Eric J. Ende
                                   Mayu Sris
                               Icahn Partners LP
                         Icahn Partners Master Fund LP
                       Icahn Partners Master Fund II L.P.
                      Icahn Partners Master Fund III L.P.
                         High River Limited Partnership
                             Hopper Investments LLC
                                 Barberry Corp.
                                Icahn Onshore LP
                               Icahn Offshore LP
                               Icahn Capital L.P.
                                   IPH GP LLC
                        Icahn Enterprises Holdings L.P.
                          Icahn Enterprises G.P. Inc.
                                 Beckton Corp.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]   No fee required.

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

ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLLFREE: (800) 697-6975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 269-5550.

Consent of the author and publication has not been sought or obtained to use the material filed herewith as proxy soliciting material.

FOR IMMEDIATE RELEASE
Contact:  Susan  Gordon  (212)  702-4309



                GLASS LEWIS RECOMMENDS FOREST LABS STOCKHOLDERS
                            VOTE THE GOLD PROXY CARD

     Recommends that stockholders do not vote management's white proxy card
                                  -----------------------------------------


New York, New York - August 9, 2011 - The Icahn Group announced today that Glass, Lewis & Co., Inc. ("Glass Lewis"), one of the leading independent proxy voting advisory firms, recommends Forest Labs shareholders use the GOLD proxy card to vote. Glass Lewis recommends a vote FOR Dr. Richard Mulligan on the Icahn Group's GOLD proxy card.

In making their recommendation, Glass Lewis points out the following corporate governance flaws at Forest Labs:

     "We believe that there are various aspects of the Company's corporate governance that could suggest that the board has become entrenched."

     "... In this case, we believe that the Forest Labs board has had ample opportunities to identify and appoint an independent chairman or presiding director. However, we see that the incumbent directors instead appointed a presiding director whose independence is highly questionable. In our view, the appointment of Mr. Goodman as presiding director leaves us feeling highly dubious of the board's ability to enact truly positive corporate governance reforms and only serves to drive home the Icahn Group's argument that the Company's board is filled with entrenched directors."

Glass Lewis also seems unconcerned by Forest's claims of conflict:

     "... Although the Company believes that there may be potential business development overlap between Forest Labs and Biogen Idec, the Icahn Group notes that none of Biogen's 2010 net sales were derived from products that compete with Forest Labs products. The Icahn Group also notes that Mr.
     Mulligan has worked with existing directors of these companies to drive operational and R&D changes to enhance shareholder value."

In addressing Forest Labs stock price performance, Glass Lewis states:

     "We find that the Company's stock price performance was better than that of the Peer Group over the recent one-year period but has been worse than the Peer Group over the longer term."

In reaching their conclusion recommending holders vote the GOLD card, Glass Lewis states:

     "... we believe that shareholders should support the nomination of Richard Mulligan. Mr. Mulligan currently serves on the boards of Biogen Idec ("Biogen") and Enzon, both of which are companies where the Icahn Group has sought and successfully obtained board seats We note that share prices of Biogen and Enzon have both increased since Mr. Mulligan became involved with those respective boards."

Additionally, Forest Labs' executive compensation practices receive a D grade in Glass Lewis' proprietary pay-for-performance model, which uses 36 measurement points. Glass Lewis further states:

     "The company paid more compensation to its top officers (as disclosed by the Company) than the median compensation for 35 similarly sized companies with a median enterprise value of $6 billion; more than a sector group of 21 large health care companies with enterprise values ranging from $3.8 billion to $9.3 billion; and less than a sub-industry group of 12 pharmaceuticals companies. The CEO was paid above the median CEO in these peer groups. Overall, the Company PAID MORE than its peers, but PERFORMED MODERATELY WORSE than its peers."(Emphasis Added)

Dr. Alex Denner stated, "The Glass Lewis recommendation should send a strong signal to the stockholders of Forest Laboratories that change is warranted at the board level, and the Icahn Group's nominees can provide a fresh perspective and relevant experience to the Forest Laboratories board of directors."

The Icahn Group thanks Glass Lewis for their incisive report and recommendation to use the GOLD proxy card to vote. It is time to send a signal to this entrenched Board. We strongly encourage all stockholders to vote for ALLFOUR Icahn nominees on the GOLD proxy card.

If you have any questions or require any assistance in executing your proxy, please call our proxy solicitor, D.F. King & Co., Inc., at (800) 697-6975.


ON JULY 19, 2011, THE PARTICIPANTS (AS DEFINED BELOW) FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, DR. ALEXANDER J. DENNER, DR. RICHARD MULLIGAN, PROFESSOR LUCIAN A. BEBCHUK, DR. ERIC J. ENDE, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II L.P., ICAHN PARTNERS MASTER FUND III L.P., HIGH RIVER LIMITED PARTNERHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, AND BECKTON CORP. (COLLECTIVELY, THE "PARTICIPANTS") FROM THE STOCKHOLDERS OF FOREST LABORATORIES, INC. FOR USE AT ITS 2011 ANNUAL MEETING OF STOCKHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS. THE DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY IS AVAILABLE TO STOCKHOLDERS OF FOREST LABORATORIES, INC. FROM THE PARTICIPANTS AT NO CHARGE AND IS ALSO AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT THE FOLLOWING NUMBERS: STOCKHOLDERS CALL TOLLFREE: (800) 6976975 AND BANKS AND BROKERAGE FIRMS CALL: (212) 2695550.

Consent of the author and publication has not been sought or obtained to use the material cited herein as proxy soliciting material.